UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10025 Investment Drive, Suite 250, Knoxville, TN 37932

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry Into a Material Definitive Agreement.

On January 25, 2018, Provectus Biopharmaceuticals, Inc. (the “Company”) issued a secured convertible promissory note in favor of Eric A. Wachter (“Wachter”), the Company’s Chief Technology Officer, in the original principal amount of $500,000 (“Wachter’s Second PRH Note”). The terms of Wachter’s Second PRH Note, including the terms of its payment and the conditions under which it may be accelerated, are substantially identical to the terms of the notes the Company issued to a group of the Company’s stockholders (the “PRH Group”) pursuant to that certain Definitive Financing Commitment Term Sheet by and between the Company and the PRH Group, effective as of March 19, 2017 (individually a “PRH Note” and collectively, the “PRH Notes”). The terms of the PRH Notes were disclosed in the Company’s Current Report on Form 8-K filed by the Company with the Commission on April 4, 2017. The foregoing description of Wachter’s Second PRH Note does not purport to be complete and is qualified in its entirety by reference to Wachter’s Second PRH Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

As of December 31, 2017, pursuant to the terms of the Stipulated Settlement Agreement and Mutual Release made and entered into by and between the Company and Wachter on June 6, 2014, Wachter prepaid a portion of his cash repayment obligation in the amount of approximately $280,000 by applying accrued but unpaid business expenses incurred in 2016 and 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Secured Convertible Promissory Note between the Company and Eric A. Wachter, dated January 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2018

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Timothy C. Scott
Timothy C. Scott
President